UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2022
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Tandem Diabetes Care, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-36189	20-4327508
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
11075 Roselle Street			92121
San Diego	California		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 366-6900
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TNDM	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 2.02 Results of Operations and Financial Condition.

On February 22, 2022, we issued a press release reporting our financial results for the quarter and year ended December 31, 2021. This press release has been furnished as Exhibit 99.1 to this report and is incorporated herein by this reference.

The information under this Item 2.02 and Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) Appointment of Officer

On February 3, 2022, the Board of Directors appointed David B. Berger, age 52, to serve as the Company’s Executive Vice President, Chief Operating Officer and Assistant Secretary. Mr. Berger previously served as our Chief Business Operations and Compliance Officer since November 2020, as our Executive Vice President, Chief Legal and Compliance Officer since April 2019, and as General Counsel since August 2013. From January 2008 until August 2013, Mr. Berger was employed at Senomyx, Inc., a taste science company, where he most recently served as Senior Vice President and General Counsel. From April 2003 until October 2007, Mr. Berger was responsible for all commercial aspects of legal affairs at Biosite Incorporated, a provider of medical diagnostic products, most recently serving as Vice President, Legal Affairs. Previously, Mr. Berger was an attorney at Cooley Godward LLP and Amylin Pharmaceuticals, Inc. Mr. Berger holds a B.A. in Economics from the University of California, Berkeley and a J.D. from Stanford Law School.

No Arrangements or Understandings

There are no arrangements or understandings pursuant to which Mr. Berger was appointed to his positions as set forth above.

Family Relationships

There are no family relationships between Mr. Berger and the directors or executive officers of the Company.

No Related Party Transactions

Except as described or referenced herein, or other customary and ordinary benefits offered to our employees, Mr. Berger has not entered into any transactions (i) with the Company, (ii) with any of the Company’s directors or executive officers, (iii) with any security holder who is known to the Company to own of record or beneficially more than five percent (5.0%) of any class of the Company’s voting securities or (iv) with any member of the immediate family of any of the foregoing persons in amounts greater than $120,000, nor are any such transactions contemplated.

Mr. Berger is currently subject to the Company’s customary indemnification agreement for officers and directors. Further, Mr. Berger is subject to the compensation arrangements described below. In addition, Mr. Berger has an existing Amended and Restated Employment Severance Agreement (the “Severance Agreement”). Under the terms of the Severance Agreement, if, on or within three (3) months prior to or twelve (12) months after a “change of control”, Mr. Berger’s employment terminates as a result of an “involuntary termination” or a resignation for “good reason” (each as defined in the Severance Agreement), he shall receive the following severance benefits: (i) during the eighteen (18) month period immediately following the date of the involuntary termination or the resignation for good reason, as applicable, a continuation of the monthly portion of his base salary in effect on the date of termination, as well as his target cash bonus for the year in which the termination occurs, less applicable withholdings and deductions; and (ii) (a) all of Mr. Berger’s outstanding unvested equity awards shall vest as of the date of such involuntary termination or resignation for good reason (and he shall have the right to exercise all such equity awards) , (b) all of the Company’s rights to repurchase vested and unvested equity awards from him shall lapse as to that number of shares with respect to which such repurchase rights have yet to lapse and (c) any right of the Company to repurchase any equity awards shall terminate, including under any right of first refusal.

(e) Compensatory Arrangements of Board of Directors and Certain Officers

On February 18, 2022, the Compensation Committee approved the compensatory arrangements for the Company’s executive officers as described below following their annual review of benchmark data provided by the Company’s independent compensation consultant. In addition, on February 21, 2022, the Board of Directors approved the compensatory arrangements for the Company’s non-employee directors, based on the recommendation of the Compensation Committee.
2022 Compensation for Board of Directors

Cash Compensation

The following arrangements were made regarding the annual cash retainers for service on the Company’s Board of Directors in 2022, effective March 1, 2022. These annual retainer amounts are pro-rated and paid on a quarterly basis, and are depicted below with comparisons to the 2021 annual cash retainer amounts.

Position	2021 Annual Cash Retainer	2022 Annual Cash Retainer
Member Retainers
Board	$53,000	No change
Audit Committee	$10,000	No change
Compensation Committee	$9,000	No change
Nominating & Corporate Governance Committee	$6,300	No change
Cybersecurity and Data Privacy Subcommittee	N/A	$5,000

Incremental Retainers
Board Chair	$115,000	$50,000
Lead Independent Director	$40,000	$25,000
Audit Committee Chair	$13,000	No change
Compensation Committee Chair	$10,000	No change
Nominating & Corporate Governance Committee Chair	$10,000	No change

2022 Base Salary for Named Executive Officers

For fiscal year 2022, a merit increase of approximately 3% base salary compensation will be made for each of John F. Sheridan, the Company’s President and Chief Executive Officer, David B. Berger, the Company’s Executive Vice President and Chief Operating Officer; Brian B. Hansen, the Company’s Executive Vice President and Chief Commercial Officer; Susan M. Morrison, Executive Vice President and Chief Administrative Officer; and Leigh A. Vosseller, the Company’s Executive Vice President and Chief Financial Officer. The base salary amounts received for fiscal year 2021 and to be received for fiscal year 2022 by Mr. Sheridan, Mr. Berger, Mr. Hansen, Ms. Morrison and Ms. Vosseller are set forth opposite their names in the table below:

Name	2021 Base Salary	2022 Base Salary(1)
John F. Sheridan	$690,000	$710,700
David B. Berger	$424,360	$437,091
Brian B. Hansen	$424,360	$437,091
Susan M. Morrison	$424,360	$437,091
Leigh A. Vosseller	$424,360	$437,091

(1)Increases effective on February 21, 2022.

2022 Short Term Incentive Cash Bonus Plan for Named Executive Officers

On February 18, 2022, the Compensation Committee approved the adoption of a cash incentive bonus plan that will be utilized to calculate the cash bonuses that may become payable to the Company’s executive officers and other senior management personnel with respect to fiscal year 2022 (the “2022 Cash Bonus Plan”). The 2022 Cash Bonus Plan is designed with our “Pay for Performance” philosophy to align the interests of plan participants with the Company’s business goals and strategies, and to further the objectives of the Company’s executive compensation program. As discussed below, the 2022 Cash Bonus Plan is intended to reward plan participants for their individual contributions to the Company’s achievement of pre-established Company objectives.

Target Cash Bonus Amount

The target cash bonus amount for each plan participant is set as a percentage of the participant’s base salary as determined by the Board. The 2022 base salary, target percentage and resulting target cash bonus amount for each named executive officer is set forth in the table below:

Name	2022 Base Salary	Target Percentage	Target Cash Bonus
John F. Sheridan	$710,700	100%	$710,700
David B. Berger	$437,091	60%	$262,255
Brian B. Hansen	$437,091	60%	$262,255
Susan M. Morrison	$437,091	60%	$262,255
Leigh A. Vosseller	$437,091	60%	$262,255

Company Performance Objectives

Cash bonuses may be earned under the 2022 Cash Bonus Plan based on the achievement by the Company of specified financial performance objectives, a product development milestone, and a customer-related objective. The percentage of the target cash bonus for each named executive officer that is subject to the financial performance objectives, product development milestone and customer-related objective, respectively, is set forth in the table below:

2022 Cash Bonus Plan Component	Percentage of Target Bonus
Financial Performance Objectives	80%
Product Development Milestone	10%
Customer-related Objective	10%
TOTAL	100%

Bonus payments under the 2022 Cash Bonus Plan, if any, will be made at the discretion of the Compensation Committee. Each of the three components of the 2022 Cash Bonus Plan may be earned independent of one another. If the Company does not achieve any portion of the Cash Bonus Plan, no payouts will be made unless the Compensation Committee, in its sole discretion, determines that there are other factors that merit consideration in the determination of bonus awards, which may be determined on an individual basis.

Company Financial Performance Objectives
The portion of the cash bonuses that relates to the Company financial performance objectives may be earned based on the Company’s actual revenue for fiscal year 2022 as compared to a pre-established 2022 revenue target (the “Revenue Target”). Subject to the foregoing, the Company financial performance objective portion of the cash bonuses may be earned under the 2022 Cash Bonus Plan as follows:
•A minimum percentage growth rate over the Company’s actual 2021 revenue, which places the Company’s revenue for 2022 at 90% of the Revenue Target (the “Minimum Revenue Target”), must be achieved for 50% bonus to be earned under the financial performance objectives portion of the 2022 Cash Bonus Plan.
•If the Company’s actual revenues are between the Minimum Revenue Target and the Revenue Target, the goal achievement for the financial performance objectives will be calculated proportionately on a straight-line basis from 50% to 100%.
•If the Company’s actual revenues exceed the Revenue Target, up to 200% of the bonus may be earned upon achievement of 110% or greater of the Revenue Target (the “Outperformance Revenue Target”). The outperformance goal achievement will be calculated proportionately on a straight-line basis from 100% at the Revenue Target up to 200% at the Outperformance Revenue Target. In the event of an outperformance achievement, the Company must also achieve at least a minimum adjusted Earnings before Interest, Taxes, Depreciation and Amortization (and further excluding non-cash stock based compensation expense and any accrual for the payment pursuant to the 2022 Cash Bonus Plan) (“EBITDA”) margin percentage (the “Minimum Operating Percentage Target”).

Company Product Development Milestone

The portion of the cash bonuses that relates to the Company product development milestone generally requires the Company to achieve regulatory submission of the product. An individual product development milestone must be achieved within a required time period for the applicable portion of the 2022 Cash Bonus Plan to be achieved. Defined time periods serve as both a minimum threshold for achieving 50% payout and an outperformance threshold for achieving up to 200% payout under this portion of the 2022 Cash Bonus Plan. Overall goal achievement is subject to the Compensation Committee’s final discretion, and determination of the Company’s product development milestone will be based on the level of achievement by the Company during fiscal year 2022.
Customer-Related Objective

The portion of the cash bonuses that relates to the Company customer-related objective generally requires the Company to achieve a minimum annual metric related to customer support and services. Defined metrics serve as both a minimum threshold for achieving 50% payout and an outperformance threshold for achieving up to 200% payout under this portion of the 2022 Cash Bonus Plan. Overall goal achievement is subject to the Compensation Committee’s final discretion, and determination of the Company’s customer-related objective will be based on the level of achievement by the Company during fiscal year 2021.
The foregoing summary of the terms of the 2022 Cash Bonus Plan does not purport to be complete and is qualified in its entirety by the terms of the 2022 Cash Bonus Plan, which the Company will file as an exhibit to its Form 10-Q for the fiscal quarter ended March 31, 2022.

2021 Cash Bonus for Named Executive Officers

On February 18, 2022, the Compensation Committee approved the payout of a cash incentive bonus with respect to the fiscal year ending December 31, 2021 that totaled 133.9% of their previously disclosed 2021 Cash Bonus Plan targets for Mr. Sheridan, Mr. Berger, Mr. Hansen, Ms. Morrison and Ms. Vosseller. The payout amounts were calculated based on 2021 salaries paid and pursuant to the previously-disclosed 2021 Cash Bonus Plan.

The amounts awarded to Mr. Sheridan, Mr. Berger, Mr. Hansen, Ms. Morrison and Ms. Vosseller are set forth opposite their names in the table below:

Name	2021 Cash Bonus
John F. Sheridan	$905,370
David B. Berger	$339,403
Brian B. Hansen	$339,403
Susan M. Morrison	$339,403
Leigh A. Vosseller	$339,403

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits.

Number	Description
99.1	Press release of Tandem Diabetes Care, Inc. dated February 22, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tandem Diabetes Care, Inc.

By:	/s/ Leigh A. Vosseller
Leigh A. Vosseller
Executive Vice President, Chief Financial Officer and Treasurer
Date: February 22, 2022